                                                                    EXHIBIT 10-a
                                 FIRST AMENDMENT
                                       TO
                                    AGREEMENT


                  This First Amendment (this "First Amendment"), dated as of this 30th day of June, 1999, amends that certain Agreement dated as of June 19, 1999, by and among ADC Telecommunications, Inc. ("ADC") and Saville Systems PLC ("Saville") (the "Agreement"), which Agreement provides for the acquisition of Saville by ADC in accordance with the terms and conditions set forth therein.

                  WHEREAS, for the avoidance of doubt, the parties desire to amend the Agreement to clarify an agreed condition thereof and to confirm the parties' understandings with respect to the matter set forth in this First Amendment; and

                  WHEREAS, this First Amendment is being made by the parties in furtherance of their mutual desire to consummate the transactions contemplated by the Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Section 7.2(g) of the Agreement is hereby amended in its entirety to read as follows:

                  "(g) POOLING LETTERS. Buyer and the Company shall have received the letters described in the third Recital to this Agreement from Pricewaterhouse Coopers LLP and Arthur Andersen LLP and such letters shall not have been withdrawn, modified or qualified in any material respect as of the Effective Time, as certified by Pricewaterhouse Coopers LLP and Arthur Andersen LLP, respectively, in a writing addressed to their respective addressees and dated as of the Effective Date, and Buyer shall have received the letter of Arthur Andersen LLP, addressed to Buyer and dated as of the Effective Date, stating that, in reliance on the letter and the certification of Pricewaterhouse Coopers LLP described in this paragraph (g) and based on its familiarity with Buyer, the Acquisition will qualify as a pooling-of-interests transaction under Opinion 16."

                  2. Any capitalized term used herein and not otherwise defined herein shall have the meaning given to such term in the Agreement.

                  3. This First Amendment constitutes an amendment of the Agreement in conformity with and pursuant to the terms of Section 9.6 of the Agreement. Except as expressly amended herein, all terms set forth in the Agreement shall continue in full force and effect.

                  4. The operative terms of this First Amendment may be inserted into a First Amended and Restated Agreement by the parties and shall have a date as of the day and year first set forth herein.

                  5. The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of this First Amendment and the performance of the obligations imposed by this First Amendment.


                  IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

ADC TELECOMMUNICATIONS, INC.                                 SAVILLE SYSTEMS PLC

By       /s/ Robert E. Switz                      By  /s/ John J. Boyle, III
  --------------------------------                    -------------------------
         Robert E. Switz                              John J. Boyle, III
         Senior Vice President and                    Chairman of the Board and
         Chief Financial Officer                      Chief Executive Officer


                                       - 2 -